EXHIBIT 10.1
EXECUTION VERSION

OMNIBUS AMENDMENT TO
FOURTH AMENDED AND RESTATED RECEIVABLES
FUNDING AND ADMINISTRATION AGREEMENT
AND
THIRD AMENDED AND RESTATED RECEIVABLES
SALE AND SERVICING AGREEMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of September 25, 2013, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, MARKET STREET FUNDING LLC (“Market Street”), as a Discretionary Lender, PNC, as Administrator for the PNC Discretionary Lender and as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group and is the (i) FOURTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below) and (ii) SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).
RECITALS
A.WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);
B.    WHEREAS, the Borrower, PNC, Market Street, SMBC, MAFC, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth;
C.    WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and
D.    WHEREAS, the Borrower, Synnex and BNS desire to amend and modify certain terms of the SSA as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Annex X to the RFA shall have the same meanings herein as in Annex X to the RFA.
2.    Amendments to Annex X to the RFA.
(a)    The definition of “Aggregate Commitment” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Aggregate Commitment” means, at any time, the aggregate commitment of all Lenders to make Advances, which aggregate commitment shall be Five Hundred Million Dollars ($500,000,000), as such amount may be adjusted, if at all, from time to time in accordance with the Funding Agreement.
(b)    The definition of “Commitment” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Commitment” shall mean as to any Committed Lender, the aggregate commitment of such Committed Lender to make Advances as set forth in Schedule 1.01 or in the most recent Assignment Agreement executed by such Lender, as such amount may be adjusted, if at all, from time to time in accordance with the Funding Agreement and shall include any Accordion Commitment then in effect.
(c)    The definition of “Facility Limit” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Facility Limit” means at any time Five Hundred Million Dollars ($500,000,000), as such amount may be adjusted, if at all, from time to time in accordance with the Funding Agreement and shall include any Accordion Facility Limit then in effect.
(d)    The definition of “Pro Rata Share” in Annex X to the RFA is hereby amended and restated in its entirety as follows:
“Pro Rata Share” shall mean with respect to all matters relating to any Lender, the percentage obtained by dividing (i) the Commitment (excluding any Accordion Commitment) of that Lender by (ii) the Aggregate Commitment (excluding any Accordion Commitment), as such percentage may be adjusted by assignments permitted pursuant to Section 12.02 of the Funding Agreement; provided that if all of the Commitments are terminated pursuant to the terms of the Funding Agreement, then “Pro Rata Share” shall mean with respect to all matters relating to any Lender, the percentage obtained by dividing (x) the sum of such Lender’s Advances (excluding any Accordion Advanced Amount), by (y) the aggregate Outstanding Principal Amount (excluding any Accordion Advanced Amount).
(e)    Annex X to the RFA shall hereby be further amended by inserting the following definitions in the appropriate alphabetical order:

“Accordion Advanced Amount” means, with respect to any Lender and its related Advances, the portion, if any, of such Advances being funded or maintained by such Lender under the Accordion Commitment for its Lender Group.
“Accordion Commitment” means, with respect to any Lender Group, the aggregate amount of any increase in such Lender Group’s Commitment pursuant to Section 2.02(c) consented to by the applicable Managing Agent on behalf of the Lenders in such Lender Group.
“Accordion Confirmation” shall have the meaning assigned to it in Section 2.02(c)(vi).
“Accordion Facility Limit” means the aggregate of the amount of any increase to the Facility Limit pursuant to Section 2.02(c) consented to by the Managing Agents of the Increasing Lender Groups less any reductions thereof pursuant to Section 2.02(a); provided, that the Accordion Facility Limit shall in no event exceed $100,000,000 without the prior written consent of all Managing Agents.
“Accordion Pro Rata Share” means, for each Lender Group, such Lender Group’s Accordion Commitment divided by the aggregate Accordion Commitments of all Lender Groups.
“Facility Limit Increase Date” shall have the meaning assigned to it in Section 2.02(c)(i) of the Funding Agreement.
“Facility Limit Increase Request” shall have the meaning assigned to it in Section 2.02(c)(i) of the Funding Agreement.
“Increasing Lender Group” shall have the meaning assigned to it in Section 2.02(c)(iii) of the Funding Agreement.
“Non-Accordion Facility Limit” means the Facility Limit without giving effect to any increases pursuant to Section 2.02(c) of the Funding Agreement.
3.    Amendments to RFA.
(a)    Section 2.02 of the RFA is hereby amended by adding the following sentence at the end of clause (a) thereof:
Notwithstanding the foregoing, any such reduction at any time that an Accordion Commitment is in effect shall be deemed to first, temporarily reduce the Accordion Facility Limit then in effect by reducing the Accordion Commitment of each Lender Group with an Accordion Commitment in an amount equal to such Lender Group’s Accordion Pro Rata Share of the amount by which the Accordion Facility Limit is being reduced until such Accordion Facility Limit equals $0 and second, permanently reduce the Non-Accordion Facility Limit then in effect by reducing each Committed Lender’s Commitment in accordance with this clause (a).

(b)    Section 2.02 of the RFA is further amended by (i) re-lettering clause (c) thereof to clause (d) and (ii) inserting the following text as a new clause (c):
(c)    Increases to Facility Limit. (i) So long as no Incipient Termination Event or Termination Event shall have occurred and be continuing, the Borrower may, once per quarter, during any calendar quarter of each year request that one or more Lender Groups increase their respective Commitments then in effect; provided that (A) the Borrower shall submit such request to the Administrative Agent and each Managing Agent of the Lender Group being requested to increase its Commitment substantially in the form of Exhibit 2.02(c)(i) (each such request, a “Facility Limit Increase Request”), (B) each Facility Limit Increase Request shall specify (1) the date on which the Borrower requests an increase to the Facility Limit of each applicable Lender Group, which date may not be earlier than ten Business Days from the date each Facility Limit Increase Request is delivered to the Administrative Agent and applicable Managing Agent (each such date, a “Facility Limit Increase Date”), (2) the amount of any such increase of the Facility Limit, which shall be in a minimum amount of $25,000,000 or an integral multiple thereof, and (3) the name of each Lender Group to which such request is being made, provided that if the requested increase is greater than $25,000,000, the request shall be deemed to have been made to each Lender Group ratably according to each Lender's Pro Rata Share of the Non-Accordion Facility Limit; provided further that no Lender Group shall be offered a $25,000,000 increase more than once in any three consecutive quarters during which such an increase is requested unless each other Managing Agent (on behalf of each other related Lender Group) has refused to consent to such Facility Limit Increase Request and (C) after giving effect to any such increase, the Facility Limit shall not exceed the sum of (1) the Non-Accordion Facility Limit then in effect and (2) $100,000,000, without the prior written consent of all Managing Agents.
(ii)     Each Managing Agent (on behalf of the related Lender Group) shall, in its sole discretion, make a determination whether or not to grant any request to increase its Lender Group’s Commitment under this clause (c) and shall notify the Borrower and the Administrative Agent in writing of such determination on or before the requested Facility Limit Increase Date; provided that if any Managing Agent fails to so notify the Administrative Agent, the Lenders in its Lender Group shall be deemed to have refused to consent to such Facility Limit Increase Request.
(iii)     The Borrower’s request for the increases in the respective Commitments of the Lender Groups shall be ratable with respect to each such Lender Group (according to the then existing Commitments of all such Lender Groups) in respect of any Facility Limit Increase Request greater than $25,000,000, and if Lender Groups holding less than 100% of the aggregate Commitments of all Lender Groups consent to such increase in their respective Commitment, the Borrower may request further increases in the Commitments of the Lender Groups who have consented (any such Lender Group, an “Increasing Lender Group”) (by written notice to the Managing Agents for the Increasing Lender Groups), on a ratable basis (based on the then existing Commitments of all such Increasing Lender Groups), unless otherwise consented to in writing by all of the Managing Agents for such

Increasing Lender Groups and at the sole discretion of the Managing Agents for each such Increasing Lender Group.
(iv)    Notwithstanding anything herein to the contrary, (A) to the extent that the Outstanding Principal Amount of all Advances is at any time equal to or less than the Non-Accordion Facility Limit, all Advances shall be made during such time ratably according to each Lender’s Pro Rata Share of the Non-Accordion Facility Limit prior to giving effect to any increases under this clause (c) and (B) so long as the Outstanding Principal Amount of all Advances is greater than the Non-Accordion Facility Limit, all Advances with respect to the Accordion Facility Limit shall be made ratably according to each Lender’s Accordion Pro Rata Share of the Accordion Facility Limit.
(v)    On any date of determination, if the aggregate Accordion Advanced Amount is greater than zero after giving effect to any reduction pursuant to clause (a), the Borrower shall immediately pay to each Managing Agent of an Increasing Lender Group, for the benefit of the related Lenders, an amount to be applied to reduce such Lender’s Accordion Advanced Amount (ratably, according to each such Lender’s Accordion Advanced Amount), such that after giving effect to such payment, the aggregate Accordion Advanced Amount does not exceed the Accordion Facility Limit then in effect.
(vi)     The Borrower’s request for the increases with respect to Commitments of any single Lender Group in respect of any Facility Limit Increase Request for $25,000,000 shall be a non-pro rata increase to the Commitment of such Lender Group if such Lender Group consents to such request.
(vii)    The Accordion Facility Limit may be increased in accordance with this clause (c) and subsequently reduced in accordance with clause (a) above, in each case, subject to the minimum and maximum amounts, timeframes and limits set forth herein and therein.
(viii)     The Borrower shall (and shall cause the Servicer to) deliver all documents, instruments, reports, opinions and agreements as the Administrative Agent and any Managing Agent may reasonably request in connection with making a determination as to whether or not to grant any request under this clause (c), including, on or prior to the effectiveness of any increase pursuant to this clause (c), a confirmation regarding such increase for each Increasing Lender Group, substantially in the form of Exhibit 2.02(c)(viii) (each, an “Accordion Confirmation”) and executed by the Borrower, the Servicer, the Administrative Agent and the Managing Agent for each such Increasing Lender Group, an executed copy of which shall be circulated to each Managing Agent by the Administrative Agent.
(c)    Section 2.08(b)(iv) of the RFA is hereby amended and restated in its entirety as follows:
(i)    fourth, to be retained in the Accrual Account and paid (A) first, if required pursuant to Section 2.02(c)(v), in an amount sufficient to reduce the aggregate Accordion Advanced Amount (ratably according to each Lender’s Accordion Advanced Amount, if any) until such amount is reduced to zero and (b) second, in an amount equal to all outstanding Advances (ratably according to each Lender’s outstanding Advances, if any) which are then due and payable;
(d)    The RFA is hereby further amended by inserting (i) Exhibit A attached hereto as a new Schedule 1.01 to the RFA, (ii) Exhibit B attached hereto as a new Schedule 2.02(c)(i) to the RFA and (iii) Exhibit C attached hereto as a new Schedule 2.02(c)(viii) to the RFA.
4.    Amendment to SSA. The SSA is hereby amended by supplementing Schedule 4.01(h) to the SSA by the addition of the agreement set forth on Exhibit D attached hereto.
5.    Representations and Warranties. Each of Synnex and the Borrower represents and warrants for itself as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to it.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and Synnex set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.
6.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.
7.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, (b) a non-refundable amendment fee for this Amendment in the amount of $50,000 for the account of BNS as Managing Agent for the benefit of the BNS Lender Group and $50,000 for the account of SMBC Nikko as Managing Agent for the benefit of the SMBC Lender Group and (c) amounts from the Borrower sufficient to repay any Advance outstanding on the effective date of this Amendment (and any additional amounts required by Section 2.10 of the RFA, if required) for the ratable benefit of each Lender to the extent necessary to keep the outstanding Advances ratable with the revised Commitments after giving effect to this Amendment as a result of any nonratable increase in the Commitments pursuant hereto.
8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
9.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the RFA or the SSA or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIT FUNDING CORPORATION,
as the Borrower
By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title:Senior Vice President, General Counsel and Corporate Secretary
SYNNEX CORPORATION

By:/s/    Simon Y. Leung                 Name:    Simon Y. Leung
Title:     Senior Vice President, General Counsel and Corporate Secretary

Fourth Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

THE BANK OF NOVA SCOTIA,
as a Committed Lender, as Administrator for Liberty Street Funding LLC, as Managing Agent for the BNS Lender Group and as the BNS Committed Lender

By:    /s/ Diane Emanuel
    Name: Diane Emanuel
    Title: Managing Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:    /s/ Jill A. Russo
    Name: Jill A. Russo
    Title: Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:/s/ Diane Emanuel
    Name: Diane Emanuel
    Title: Managing Director

S-2	Fourth Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Administrator for Market Street Funding LLC and as Managing Agent for the
PNC Lender Group
By:    /s/ Robyn A. Reeher
    Name: Robyn A. Reeher
    Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and the PNC Committed Lender
By:/s/ Robyn A. Reeher
    Name: Robyn A. Reeher
    Title: Vice President

MARKET STREET FUNDING LLC,
as a Lender and the PNC Discretionary Lender
By:/s/ Doris J. Hearn
    Name: Doris J. Hearn
    Title: Vice President

S-3	Fourth Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for Manhattan Asset Funding Company LLC and as Managing Agent for the
SMBC Lender Group
By:    /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Executive Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender
By:/s/ Kei Sato
    Name: Kei Sato
    Title: Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Lender and the SMBC Discretionary Lender

By:     MAF RECEIVABLES CORP.,         its sole member

By:    /s/ Lori Gebron
Name: Lori Gebron
    Title: Vice President

S-4	Fourth Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement

EXHIBIT A
Schedule 1.01 to the Fourth Amended and Restated
Receivables Funding and Administration Agreement
by and among
SIT Funding Corporation,
The Financial Institutions Signatory Hereto From Time to Time,
and The Bank of Nova Scotia

Lender	Commitment
The Bank of Nova Scotia	$225,000,000
PNC Bank, National Association	$150,000,000
Sumitomo Mitsui Banking Corporation	$125,000,000
Total	$500,000,000

EXHIBIT B
Exhibit 2.02(c)(i) to Funding Agreement
FORM OF FACILITY LIMIT INCREASE NOTICE

[Insert Date]

The Bank of Nova Scotia,
as Administrative Agent
One Liberty Plaza
New York, NY 10006
Re:    Fourth Amended and Restated Receivables Funding
    and Administration Agreement dated as of November 12, 2010

Ladies and Gentlemen:

This notice is given pursuant to Section 2.02(c)(i) of that certain Fourth Amended and Restated Receivables Funding and Administration Agreement dated as of November 12, 2010 (the “Funding Agreement”), by and among SIT FUNDING CORPORATION (the “Borrower”), the financial institutions party thereto as lenders (the “Lenders”), the other parties thereto and The Bank of Nova Scotia, as Lender and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Funding Agreement.
This letter constitutes a Facility Limit Increase Request pursuant to Section 2.02(c)(i) of the Funding Agreement. The Borrower desires to increase the Facility Limit and respective Commitments of each Lender Group on ________, ____________ to the following amounts:
(a)    Facility Limit: $__________________

(b)	[Lender Group being requested to increase:] [Pro Rata Share of each Lender Group:]

(i)	[BNS] Lender Group: $_____________

(ii)	[PNC] Lender Group: $_____________

(iii)	[SMBC] Lender Group: $_____________

The Borrower hereby represents and warrants as of the date hereof, and as of the date of the increase requested hereby, as follows:
(i)    the representations and warranties contained in Article IV of the Funding Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and
(ii)    no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination.
Each Managing Agent shall notify the Borrower and the Administrative Agent in writing whether it consents to this increase request prior to the requested date of effectiveness of the requested increase; provided that if any Managing Agent fails to so notify the Borrower or the Administrative Agent prior to such date, the Lenders in its Lender Group shall be deemed to have refused to consent to this increase request.
IN WITNESS WHEREOF, the undersigned has caused this Facility Limit Increase Request to be executed by its duly authorized officer as of the date first above written.
SIT FUNDING CORPORATION

By:
Name:
Title:

EXHIBIT C
Exhibit 2.02(c)(viii) to Funding Agreement
FORM OF ACCORDION CONFIRMATION

[Insert Date]
[Address of applicable Managing Agent]

Re:	Fourth Amended and Restated Receivables Funding and Administration Agreement dated as of November 12, 2010
Ladies and Gentlemen:
This notice is given pursuant to Section 2.02(c)(viii) of that certain Fourth Amended and Restated Receivables Funding and Administration Agreement dated as of November 12, 2010 (the “Funding Agreement”), by and among SIT FUNDING CORPORATION (the “Borrower”), the financial institutions party thereto as lenders (the “Lenders”), the other parties thereto and The Bank of Nova Scotia, as a Lender and as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Funding Agreement.
This letter constitutes an Accordion Confirmation pursuant to Section 2.02(c)(viii) of the Funding Agreement. This Accordion Confirmation sets forth the Accordion Commitments as consented to by the Managing Agent for such Lender Group, and the resulting changes in the Facility Limit and Commitments.
(a)    Commitments

Lender Group	Lender Group Commitment (excluding Accordion Commitment)	Accordion Commitment	Aggregate Lender Group Commitment
[BNS] Lender Group	$	$
[PNC] Lender Group	$	$
[SMBC] Lender Group	$	$

(b)    Pro Rata Share expressed as a percentage after giving effect to the increase in the Accordion Commitment:

Lender Group	Pro Rata Share
[BNS] Lender Group
[PNC] Lender Group
[SMBC] Lender Group

(c)    Facility Limit: $__________________
(i)    Non-Accordion Facility Limit: $__________________
(ii)    Accordion Facility Limit: $__________________
The Borrower hereby represents and warrants as of the date hereof, and as of the date of the increase requested hereby, as follows:
(i)    the representations and warranties contained in Article IV of the Funding Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and
(ii)    no event has occurred and is continuing, or would result from the increase proposed hereby, that constitutes an Incipient Termination Event, a Termination Event, an Incipient Servicer Termination Event or an Event of Servicer Termination.
IN WITNESS WHEREOF, the undersigned has caused this Accordion Confirmation to be executed by its duly authorized officer as of the date first above written.

SIT FUNDING CORPORATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:
    Name:
    Title:

[THE BANK OF NOVA SCOTIA,
as Managing Agent for the BNS Lender Group

By:
    Name:
    Title:]

[PNC BANK, NATIONAL ASSOCIATION,
as Managing Agent for the PNC Lender Group
By:
    Name:
    Title:]

[SMBC NIKKO SECURITIES AMERICA, INC.,
as Managing Agent for the SMBC Lender Group By:
    Name:
    Title:]

EXHIBIT D
Schedule 4.01(h) to the Third Amended and Restated
Receivables Sale and Servicing Agreement
by and among
Each of the Entities Party Hereto From Time to Time as Originators,
SIT Funding Corporation
and
SYNNEX Corporation
Agreements Pursuant to which Synnex Corporation May Issue Stock
1.    Purchase Agreement, dated as of September 10, 2013, by and between SYNNEX Corporation, a Delaware corporation and International Business Machines Corporation, a New York corporation.